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                                                                 Exhibit 23.1(a)



                          INDEPENDENT AUDITORS' CONSENT


         We consent to the use in this Registration Statement of Saxon Capital, Inc. on Form S-1 of our report on SCI Services, Inc. dated March 16, 2001 (October 5, 2001, as to Note 16), appearing in the Prospectus, which is part of this Registration Statement.

         We also consent to the reference to us under the heading "Experts" in such Prospectus.



DELOITTE & TOUCHE LLP

Richmond, Virginia
October 5, 2001